UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 2, 2006

Red Hat, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-26281	06-1364380
(Commission File Number)	(IRS Employer Identification No.)

1801 Varsity Drive, Raleigh, North Carolina	27606
(Address of Principal Executive Offices)	(Zip Code)

(919) 754-3700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits

On June 8, 2006, Red Hat, Inc. (“Red Hat”) filed a Form 8-K describing its acquisition of JBoss, Inc. and its subsidiaries (“JBoss”) on June 2, 2006. Red Hat hereby amends such Form 8-K to provide certain financial statements required by Item 9.01 of Form 8-K with respect to JBoss and pro forma condensed combined financial information with respect to the acquisition of JBoss.

(a)	Financial Statements of Businesses Acquired

Audited Consolidated Balance Sheet of JBoss, Inc. as of December 31, 2005 and the related Consolidated Statement of Operations, Consolidated Stockholders’ Deficit and Consolidated Statement of Cash Flows for the year ended December 31, 2005 and the notes related thereto are attached hereto as Exhibit 99.1.

Unaudited Consolidated Balance Sheet of JBoss, Inc. as of March 31, 2006 and the related Consolidated Statements of Operations and Consolidated Statements of Cash Flows for the three months ended March 31, 2006 and March 31, 2005 and the notes related thereto are attached hereto as Exhibit 99.2.

(b)	Pro Forma Financial Information

The pro forma financial information with respect to Red Hat’s acquisition of JBoss is attached hereto as Exhibit 99.3.

(c)	Exhibits

23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited Consolidated Balance Sheet of JBoss, Inc. as of December 31, 2005 and the related Consolidated Statement of Operations, Consolidated Statement of Stockholders’ Deficit and Consolidated Statement of Cash Flows for the year ended December 31, 2005 and the notes related thereto

99.2	Unaudited Consolidated Balance Sheet of JBoss, Inc. as of March 31, 2006 and the related Consolidated Statements of Operations and Consolidated Statements of Cash Flows for the three months ended March 31, 2006 and March 31, 2005 and the notes related thereto

99.3	Unaudited Pro Forma Condensed Combined Financial Statements

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Red Hat, Inc.

Date: August 18, 2006	By:	/s/ Charles E. Peters, Jr.
Charles E. Peters, Jr. Chief Financial Officer

Exhibit Index

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP

99.1	Audited Consolidated Balance Sheet of JBoss, Inc. as of December 31, 2005 and the related Consolidated Statement of Operations, Consolidated Statement of Stockholders’ Deficit and Consolidated Statement of Cash Flows for the year ended December 31, 2005 and the notes related thereto

99.2	Unaudited Consolidated Balance Sheet of JBoss, Inc. as of March 31, 2006 and the related Consolidated Statements of Operations and Consolidated Statements of Cash Flows for the three months ended March 31, 2006 and March 31, 2005 and the notes related thereto

99.3	Unaudited Pro Forma Condensed Combined Financial Statements